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                                                                    EXHIBIT 25.3
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                            -----------------------

                                   FORM T-1

            STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT
             OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

         Check if an application to determine eligibility of a Trustee pursuant to Section 305 (b) (2) ___________________

                            -----------------------

                    MANUFACTURERS AND TRADERS TRUST COMPANY
              (Exact name of trustee as specified in its charter)

          NEW YORK                                             16-0538020
(Jurisdiction of incorporation                              (I.R.S. employer
or organization if not a national bank)                     identification No.)

          One M&T Plaza
          Buffalo, New York                                       14203
(Address of principal executive offices)                        (Zip Code)

                            -----------------------

                              VARITY CORPORATION
              (Exact name of obligor as specified in its charter)

          DELAWARE                                             22-3091314
 (State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                              identification No.)

          672 Delaware Avenue
          Buffalo, New York                                       14209
(Address of principal executive offices)                        (Zip Code)


                            ----------------------

                            SENIOR DEBT SECURITIES
                        (Title of indenture securities)


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ITEM 1.  GENERAL INFORMATION

         Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

         Superintendent of Bank of the State of New York, 2 World Trade Center, New York, NY 10047 and Albany, NY 12203.

         Federal Reserve Bank of New York, 33 Liberty Street, New York, NY
         10045.

         Federal Deposit Insurance Corporation, Washington, D.C. 20429.

    (b)  Whether it is authorized to exercise corporate trust powers.

         Yes.


ITEM 2.  AFFILIATIONS WITH OBLIGOR

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.



                                     - 1 -
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ITEM 16  LIST OF EXHIBITS

         Exhibit 1. Organization Certificate of the Trustee as Now in Effect. Incorporated by reference herein to Exhibit 1, Form T-1, Registration Statement No. 33-7309.

         Exhibit 2. Certificate of Authority of the Trustee to Commence Business. Incorporated by reference herein to Exhibit 2, Form T-1, Registration Statement No. 33-7309.

         Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers. Incorporated by reference herein to Exhibit 3, Form T-1, Registration Statement No. 33-7309.

         Exhibit 4. Existing By-Laws of the Trustee. Incorporated by reference herein to Exhibit 4, Form T-1, Registration Statement No. 33-7309.

         Exhibit 5.  Not Applicable.

         Exhibit 6.  Consent of the Trustee. Incorporated by reference herein to
                     Exhibit 6, Form T-1, Registration Statement No. 33-7309.

         Exhibit 7.  Report of Condition of the Trustee.

         Exhibit 8.  Not Applicable.

         Exhibit 9.  Not Applicable.


                                   SIGNATURE

  Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Manufacturers and Traders Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Buffalo, and State of New York, on the 17th day of January 1995.

                                         MANUFACTURERS AND TRADERS TRUST COMPANY

                                         By: /s/ Russell T. Whitley
                                             -----------------------------------
                                                 Russell T. Whitley
                                                 Assistant Vice President

                                     - 2 -
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                           Exhibit 7 to Form T-1

                             Bank Call Notice

                         RESERVE DISTRICT NO. 2
                    CONSOLIDATED REPORT OF CONDITION OF

              MANUFACTURERS & TRADERS TRUST COMPANY
              ONE M&T PLAZA, BUFFALO, NY  14203-0223,
              AND FOREIGN AND DOMESTIC SUBSIDIARIES,
              A MEMBER OF THE FEDERAL RESERVE SYSTEM,

              AT THE CLOSE OF BUSINESS SEPTEMBER 30, 1994,
              PUBLISHED IN ACCORDANCE WITH A CALL MADE BY THE FEDERAL RESERVE BANK OF THIS DISTRICT PURSUANT TO THE PROVISIONS OF THE FEDERAL RESERVE ACT.


                                                                  Dollar Amounts
                                                                  in Thousands
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ASSETS
1. Cash and balances due from depository institutions:
   a. Noninterest-bearing balances and currency and coin(1).......  $  329,227
   b. Interest-bearing balances(2)................................      70,043
2. Securities:
   a. Held-to-maturity securities.................................     224,213
   b. Available-for-sale securities...............................   1,382,841
3. Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and
   Agreement subsidiaries, and in IBFs:
   a. Federal funds sold..........................................     227,750
   b. Securities purchased under agreements to resell.............     331,066
4. Loans and lease financing receivables:
   a. Loans and leases, net of unearned income        $6,169,053
   b. LESS: Allowance for loan and lease losses          199,642
   c. LESS: Allocated transfer risk reserve                    0
                                                      ----------
   d. Loans and leases, net of unearned income,
      allowance, and reserve (item 4.a minus 4.b and 4.c).........   5,969,411
5. Assets held in trading accounts................................       6,790
6. Premises and fixed assets (including capitalized leases).......     120,117
7. Other real estate owned........................................       8,382
8. Investments in unconsolidated subsidiaries and associated
   companies......................................................           0
9. Customers' liability to this bank on acceptances outstanding...       1,068
10. Intangible assets.............................................       8,282
11. Other assets..................................................     140,991
                                                                    ----------
12. Total assets (sum of items 1 through 11)......................  $8,820,181
                                                                    ==========
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(1)   Includes cash items in process of collection and unposted debits.
(2)   Includes time certificates of deposit not held in trading accounts.
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LIABILITIES
13. Deposits:
    a.  In domestic offices.......................................  $5,843,745
        (1)  Noninterest-bearing(1).................. $1,047,220
        (2)  Interest-bearing........................  4,796,525
                                                       ---------
    b.  In foreign offices, Edge and Agreement
        subsidiaries, and IBFs....................................     310,222
        (1)  Noninterest-bearing..................... $        0
        (2)  Interest-bearing........................    310,222
                                                      ----------
14.     Federal funds purchased and securities sold under
        agreements to repurchase in domestic offices of the bank
        and of its Edge and Agreement subsidiaries, and in IBFs:
    a.  Federal funds purchased...................................   1,722,160
    b.  Securities sold under agreements to repurchase............     101,514
15. a.  Demand notes issued to the U.S. Treasury..................     102,294
    b.  Trading liabilities.......................................       2,874
16.     Other borrowed money:
    a.  With original maturity of one year or less................           0
    b.  With original maturity of more than one year..............           0
17.     Mortgage indebtedness and obligations under capitalized
        leases....................................................         513
18      Bank's liability on acceptances executed and outstanding..       1,068
19.     Subordinated notes and debentures.........................      75,000
20.     Other liabilities.........................................      91,092
21.     Total liabilities (sum of items 13 through 20)............   8,250,482
                                                                     ---------
22.     Limited-life preferred stock and related surplus..........           0

EQUITY CAPITAL
23.     Perpetual preferred stock and related surplus.............           0
24.     Common stock..............................................     120,635
25.     Surplus (exclude all surplus related to preferred stock)..      87,524
26.     a.  Undivided profits and capital reserves................     391,161
        b.  Net unrealized holding gains (losses) on available-
            for-sale securities...................................     (29,621)
27.     Cumulative foreign currency translation adjustments.......           0

28.     Total equity capital (sum of items 23 through 27).........     569,699
                                                                     ---------
29.     Total liabilities, limited-life preferred stock, and
        equity capital (sum of items 21, 22, and 28)..............  $8,820,181
                                                                    ==========
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(1)     Includes total demand deposits and noninterest-bearing
        time and savings deposits.
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        I, Randall A. Krolewicz, A.V.P. of the named bank do hereby declare that this Report of Condition and Income has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

/S/ RANDALL A. KROLEWICZ
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Signature of Officer Authorized to Sign Report

     10/21/94
- ----------------------------------------------
Date of Signature

        We, the undersigned directors (trustees), attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/S/ ROBERT G. WILMERS
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Director (Trustee)

/S/ BRENT D. BAIRD
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Director (Trustee)

/S/ RAYMOND D. STEVENS, JR.
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Director (Trustee)